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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of MKS Instruments, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ronald C. Weigner, Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 8, 2003
                                            /s/ Ronald C. Weigner
                                            -----------------------------------
                                            Ronald C. Weigner
                                            Vice President and Chief Financial
                                            Officer

A signed original of this written statement required by Section 906 has been provided to MKS Instruments, Inc. and will be retained by MKS Instruments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.